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                                                             EXHIBIT 23.11


                                  [LETTERHEAD]

                           CONSENT OF SIDLEY & AUSTIN



                  Sidley & Austin hereby consents to all references made to it in the Registration Statement on Form S-1 of ML JWH Strategic Allocation Fund L.P., as filed with the Securities and Exchange Commission on April 13, 2001.


Date:    April 13, 2001

                                                Very truly yours,



                                                Sidley & Austin